Exhibit 10.1

COMPREHENSIVE RESTRUCTURING AND COLLATERAL AGREEMENT

(Master Agreement Covering the Texas Property, Oklahoma Property, and Georgia Property) THIS RESTRUCTURING AND COLLATERAL AGREEMENT (“Agreement”) is entered into by and between Austerra Stable Growth Fund, L.P., a Texas limited partnership (“Lender”), and Safe and Green Development Corporation, a Delaware corporation (“Borrower”), and Norman Berry II Owner, LLC, A Georgia Limited Liability Company (“Borrower”) effective as of January 6, 2026 (“Effective Date”).

The parties agree as follows:

ARTICLE I

DEFINITIONS AND INCORPORATED DOCUMENTS

1.1	Defined Terms.

Unless otherwise stated, all capitalized terms have the meanings assigned herein or within the loan documents incorporated into this Agreement.

1.2	Exhibits Controlling for Legal Descriptions.

The real property involved in this restructuring is legally described on the following Exhibits, incorporated here by reference:

●	Exhibit A – Texas Property Legal Description

●	Exhibit B – Oklahoma Property Legal Description

●	Exhibit C – Georgia Property Legal Description

References in this Agreement to “Texas Property,” “Oklahoma Property,” and “Georgia Property” refer to the properties described on these Exhibits.

1.3	Loan Documents Incorporated.

This Agreement incorporates by reference:

●	The existing Texas Notes and Deeds of Trust;

●	The existing Oklahoma Note and Mortgage;

●	All recorded Modifications;

●	All Guaranties executed by Paul and Nicolai;

●	All UCC filings, collateral assignments, and security agreements.

ARTICLE II

PURPOSE AND GLOBAL STRUCTURE OF TRANSACTION

This Agreement is executed to:

1.	Restructure Borrower’s total indebtedness to Lender;

2.	Resolve any existing monetary and non-monetary defaults;

3.	Improve Lender’s collateral position by adding additional secured assets;

4.	Provide Borrower a defined path to resolution while protecting the Lender.

Borrower acknowledges that total indebtedness exceeds $6,000,000 principal and $750,000+ accrued interest, all of which remains outstanding and undisputed.

ARTICLE III

TEXAS PROPERTY — DEED IN LIEU + PERFORMANCE NOTE + SPRINGING OBLIGATION

3.1	Immediate Deed in Lieu of Foreclosure (DILF).

Borrower shall execute and deliver to Lender a Deed in Lieu of Foreclosure conveying full title to the Texas Property.

The DILF shall:

●	Be executed simultaneously with this Agreement;

●	Be immediately recorded by Lender;

●	Extinguish the $5,000,000 portion of the original secured debt conditionally as provided herein.

Borrower acknowledges:

●	The DILF is not supported by tender or satisfaction;

●	The DILF constitutes an agreed remedy;

●	The consideration for the DILF is Borrower’s ability to restructure remaining obligations.

3.2	Texas Performance Note (Executed Now, Effective After 24 Months if Triggered).

Borrower shall execute a Texas Performance Note and Deed of Trust, which will:

●	Not take effect unless the performance conditions below are breached;

●	Secure Borrower’s obligations relating to performance, cooperation, and completion of all required work.

3.2.1	Springing Obligation.

The Texas Performance Note becomes effective automatically if, within 24 months of the Effective Date:

1.	Borrower fails to fully cooperate regarding entitlement, flood-related elevation adjustments, development-related requirements, or administrative actions;

2.	Borrower fails to complete the required obligations or fails to achieve a satisfactory resolution;

3.	The entire indebtedness owed to Lender (initial $5M component AND all other notes) has not been paid in full.

Upon springing into effect:

●	The Texas Performance Note becomes immediately due and payable at Lender’s election;

●	Lender retains the Texas Property already conveyed under the DILF;

●	Lender may enforce the Performance Note’s remedies in addition to retaining ownership of the Texas Property.

3.3	Profit-Sharing upon Sale of Texas Property.

Upon sale of the Texas Property by Lender (or a subsequent owner):

1.	All amounts owed to Lender relating to the original $5,000,000 portion must be paid in full first plus any additional new funds provided for finalization of the project, including accrued interest and/or penalties.

2.	After satisfaction of these amounts:

o	Lender shall receive 30% of remaining net sale proceeds;

o	Borrower shall receive 70% of remaining net sale proceeds.

This structure incentivizes Borrower performance while protecting Lender’s capital recovery.

ARTICLE IV

OKLAHOMA PROPERTY — MODIFICATION OF EXISTING NOTE

4.1	Modification.

The original Oklahoma Note shall remain in full force and effect, but will be modified as follows:

1.	Updated payoff amounts;

2.	Updated interest rate and accrual methodology;

3.	Additional covenants requiring cooperation with Lender, including but not limited to:

o	Clearing the lis pendens;

o	Marketing and sale in accordance with a Lender-approved plan;

o	Application of all net sale proceeds to Borrower’s outstanding indebtedness.

4.2	Oklahoma Mortgage Remains Senior and Enforceable.

The recorded Oklahoma Mortgage remains valid and enforceable. Borrower agrees to execute all amendments necessary to confirm lien position.

ARTICLE V

GEORGIA PROPERTY — NEW SECURED NOTE & DEED OF TRUST

Borrower shall execute a new Georgia Secured Note and Georgia Security Deed securing the remaining indebtedness after accounting for:

●	DILF treatment of the $5M,

●	Oklahoma loan modification, and

●	Any additional restructuring balances.

The Georgia Note shall include:

●	A principal amount determined by the global restructuring schedule;

●	Lender-approved interest rate;

●	Quarterly interest-only payments;

●	Full cross-default with all other obligations in this Agreement.

Georgia collateral is required for additional lender protection and to ensure Borrower has continuing financial incentive to resolve all obligations.

ARTICLE VI

CROSS-COLLATERALIZATION, CROSS-DEFAULT, AND GLOBAL REMEDIES

6.1	Cross-Collateralization.

All obligations of Borrower to Lender are cross-collateralized across:

●	Texas Performance Note (if springing triggered);

●	Oklahoma Note (as modified);

●	Georgia Secured Note;

●	All guaranties;

●	All security agreements and UCC collateral.

6.2	Cross-Default.

A default under any Note, Security Instrument, or performance obligation is a default under ALL agreements between Borrower and Lender.

ARTICLE VII

GUARANTIES REMAIN FULLY ENFORCEABLE

Borrower acknowledges:

1.	Paul’s guaranties expressly waive release upon modification, renewal, extension, substitution, addition of collateral, or impairment of collateral. They remain fully enforceable.

2.	Nicolai’s limited guaranty remains enforceable as to carve-outs.

Borrower expressly reaffirms all guaranties which are incorporated herein as a condition of restructuring.

ARTICLE VIII

REPRESENTATIONS, ADDITIONAL DOCUMENTS, AND CONDITIONS PRECEDENT

Borrower must provide:

1.	Updated financials;

2.	Complete schedule of all debts;

3.	All corporate authority documents;

4.	All lien searches;

5.	All documents necessary to effectuate the restructuring (Georgia DOT, Oklahoma Modification, Texas Performance Note, etc.).

ARTICLE IX MISCELLANEOUS

This Agreement:

●	Is binding and enforceable;

●	May be recorded in part or whole at Lender’s discretion;

●	Supersedes all prior term sheets, proposals, discussions, or restructuring concepts.

BORROWER:

SAFE AND GREEN DEVELOPMENT CORPORATION, A DELAWARE CORPORATION

/s/ Nicolai Brune
By:	Nicolai Brune
Title:	Chief Financial Officer

BORROWER:

NORMAN BERRY II OWNERS, LLC, A GEORGIA LIMITED LIABILITY COMPANY
By: CMC DEVELOPMENT GROUP, LLC,

A GEORGIA LIMITED LIABILITY COMPANY, ITS MANAGER

/s/ Shaun M. Belle
By:	Shaun M. Belle
TITLE:	Manager

BORROWER:

NORMAN BERRY II OWNERS, LLC, A GEORGIA LIMITED LIABILITY COMPANY
By: SGB DEVELOPMENT CORP., A DELAWARE CORP.,

ITS MANAGER

/s/ Paul Galvin
By:	Paul Galvin
TITLE:	Chief Executive Officer

SIGNING INDIVIDUALLY:

/s/ Paul Galvin
Paul Galvin

/s/ Nicolai Brune
NICOLAI BRUNE

LENDER:

AUSTERRA STABLE GROWTH FUND, L.P., a Texas limited partnership

By: Austerra Wealth Management, LLC, a Texas limited liability company
Its General Partner

/s/ Mark C. Holland
By:	Mark C. Holland
TITLE:	Managing Member